Exhibit 99.2

Unaudited Pro Forma Combined Condensed Consolidated Financial Information

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2010

	HISTORICAL		Pro Forma	Pro Forma
	Xsovt, LLC	RxBids	Adjustments	Combined
ASSETS

Current assets:
Cash and cash equivalents	$1,399	$198	$-	$1,597
Accounts receivable	-	93	-	93
Prepaid expenses	25,000	-	-	25,000
Total current assets	26,399	291	-	26,690

Property, plant and equipment at cost less accumulated depreciation	7,353	-	-	7,353

Other assets:
Security deposits	7,500	-	-	7,500
Total assets	$41,252	$291	$-	$41,543

LIABILITIES AND MEMBER'S EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$24,692	$30,600	$-	$55,292
Accrued interest payable	75,991		-	75,991
Convertible notes payable	25,000		-	25,000
Note payable	150,000	11,857	-	161,857
Note payable - related party	290,000	85,250	-	375,250
Loan payable	197,000		-	197,000
Total current liabilities	762,683	127,707	-	890,390
Stockholders and Members' equity (deficit)
Preferred stock: shares authorized at $0.01 par value, 3500 shares issued and outstanding	-	-	35	35
Common stock: 100,000,000 shares authorized at $0.01 par value, 439,533 shares issued and outstanding	-	4,395	18,778	23,173
Additional paid-in capital	-	560,837	(1,319,263)	(758,426)
Contributed capital (deficit)	(607,802)	-	607,802	-
Accumulated deficit	(113,629)	(692,648)	692,648	(113,629)
Total member's equity (deficit)	(721,431)	(127,416)	-	(848,847)
Total liabilities and member's equity (deficit)	$41,252	$291	$-	$41,543

See accompanying Notes to Pro Forma Combined Condensed Consolidated Financial Statements

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

	HISTORICAL		Pro Forma	Pro Forma
	Xsovt, LLC	RxBids	Adjustments	Combined

Revenues	$-	$210	$-	$210

Operating expenses:
Selling, general and administrative expenses	98,336	33,076	-	131,412
Depreciation expense	124	-	-	124
Total operating expenses	98,460	33,076	-	131,536
Net operating loss	(98,460)	(32,866)	-	(131,326)

Interest expense	(15,169)	(3,147)	-	(18,316)
Net loss	$(113,629)	$(36,013)	$-	$(149,642)

Basic and diluted loss per share	$-	$(0.08)	$0.07	$(0.01)

Weighted average number of shares outstanding	-	439,533	18,778,467	19,218,000

See Accompanying Notes to Pro Forma Combined Condensed Consolidated Financial Statements

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATEDFINANCIAL STATEMENTS

1.	Basis of Presentation:

On January 26, 2011, RxBids, a Nevada corporation (now known as Xsovt Brands, Inc., the “Company”), entered into a Securities Exchange Agreement (the “SEA”) by and among the Company Avi Koschitzki (“Koschitzki”), Brenda Koschitzki (Koschitzki’s wife), the Avi Koschitzki 2010 Trust and the Koschitzki Children’s Trust, which are trusts formed by Koschitzki for the benefit of his family (collectively, the “Koschitzki Parties”) pursuant to which the Koschitzki Parties exchanged with the Company 100% of the membership interests in Xsovt, LLC, a New York limited liability company (together with its business, assets and liabilities, “Xsovt”) for an aggregate of: (i) 3,500 shares of the newly designated Series B Convertible Preferred Stock of the Company, (ii) 18,778,467 shares of common stock of the Company and (iii) $350,000 in cash, $250,000 of which was paid on January 26, 2011, $50,000 of which was paid no later than 45 days following after January 26, 2011 and $50,000 of which is to be paid no later than 90 days after January 26, 2011.  As a result of the Company’s acquisition of Xsovt, Xsovt became a wholly-owned subsidiary of the Company, and the Company will operate the business of Xsovt going forward.

These unaudited pro forma financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States.  These pro forma financial statements do not contain all of the information required for annual financial statements.  Accordingly, they should be read in conjunction with the most recent annual financial statements of Xsovt and the Company.

The accompanying pro forma financial statements have been compiled from and include:

(a)	unaudited pro forma balance sheets combining the audited balance sheets of Xsovt and the Company as of December 31, 2010.

(b)
unaudited pro forma statement of operations combining the audited annual statement of operations of Xsovt from inception (October 26,2010) through December 31, 2010 with the audited annual statement of operations of the Company for the year ended December 31, 2010, giving effect to the transaction contemplated by the SEA as if it occurred on January 1, 2010.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of Xsovt for the year ended December 31, 2010. Based on the review of the accounting policies of Company, it is Xsovt's management’s opinion that there are no material accounting differences between the accounting policies of Xsovt and the Company. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Xsovt.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the transaction contemplated by the SEA and as described in Note 2 below in accordance with United States generally accepted accounting principles applied on a basis consistent with Xovt’s accounting policies.  No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of such transactions. The pro forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transactions, of which none are currently anticipated.

1.	Basis of Presentation (continued):

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of Xsovt which would have actually resulted had the proposed transaction been effected on the dates indicated.  Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

2.	Business Acquisition:

On January 14, 2011, certain shareholders of the Company ("the sellers") entered into a Memorandum of Understanding (the “MOU”) with Koschitzki regarding a change in control of the Company whereby the Sellers, including the Company’s then President, Mack Bradley (“Bradley”), agreed to sell their collective 50.8% controlling interest in the Company to Koschitzki (the “Change of Control Transaction”).

On January 26, 2011, and in furtherance of the matters contemplated by the MOU, the Company consummated the Change of Control Transaction pursuant to a Securities Purchase Agreement (the “SPA”) by and among the Company, Koschitzki, the Sellers and Jenson Services, Inc., a Utah corporation (“Jenson Services”).  Pursuant to the SPA, Koschitzki acquired shares of Company common stock from the Sellers amounting to a controlling interest in the Company, or 50.8% of the outstanding common stock of the Company as of January 26, 2011.  Also pursuant to the terms of the SPA: (i) Koschitzki was named President, Chief Executive Officer and a director of the Company; (ii) Todd Albiston resigned as a director of the Company; and (iii) Bradley, the Company’s founder, resigned as President and Chief Executive Officer.  Subsequently, Bradley resigned as a director of the Company.

As of the effective date of the SPA, the Company also completed the acquisition of Xsovt and its business, assets and liabilities by means of SEA.  As a result of the Company’s acquisition of Xsovt, Xsovt became a wholly-owned subsidiary of the Company, and the Company will operate the business of Xsovt going forward.

3.	Pro Forma Assumptions and Adjustments:

The unaudited pro form consolidated financial statements incorporate the pro forma assumption that the transaction related to the SEA took place on January 1, 2010.

4.	Pro Forma Loss Per Share:

Pro forma basic and diluted loss per share for the year ended December 31, 2010 has been calculated based on the weighted average number of common shares of the Company issued during the year plus all common share issuances relating to the SEA. The common shares have been treated as issued on January 1, 2010.

Year ended December 31, 2010

Basic pro forma loss per share computation
Numerator:
Pro forma net loss available to shareholders	$(149,642)
Denominator:
Weighted average RxBids shares outstanding	439,533

Shares issued pursuant to exchange agreement	18,778,467
Pro forma weighted average shares outstanding	19,218,000
Basic and Diluted pro forma loss per share	$(0.01)